                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 10, 1999



                                   ESOFT, INC.


             (Exact name of registrant as specified in its charter)


                DELAWARE                                 00-23527                          84-0938960
    (State or other jurisdiction of             (Commission File Number)                (I.R.S. Employer
     incorporation or organization)                                                  Identification Number)


                      295 INTERLOCKEN BOULEVARD, SUITE 500
                           BROOMFIELD, COLORADO 80021
                                 (303) 444-1600
    (Address and Telephone Number of Registrant's Principal Executive Office)

EXHIBIT
NUMBER               DESCRIPTION OF EXHIBITS
2.1         Amended and Restated Agreement and Plan Merger dated January 25,
            1999 between eSoft, Inc., eSoft Acquisition Corporation and Apexx
            Technology, Inc. (filed with Registration Statement on Form S-4/A on
            April 20, 1999 and incorporated herein by reference).

2.2         Form of Stockholders Agreement executed by Apexx Technology, Inc.
            stockholders in connection with the merger (filed with Registration
            Statement on Form S-4 on April 20, 1999 and incorporated herein by reference).

2.3         Form of Escrow Agreement executed by eSoft, Inc. Thomas
            Loutzenheiser and The Trust Company of The Bank of Montreal (filed with Registration Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

2.5         Employment Agreement by and between eSoft, Inc. and Thomas
            Loutzenheiser (filed with Registration Statement on Form S-4/A on
            April 20, 1999 and incorporated herein by reference).

9.1         Voting Agreement by and between eSoft, Inc and Tom Loutzenheiser,
            Gayl Loutzenheiser and David Dahms (filed with Registration
            Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

9.2         Voting Agreement by and between eSoft, Inc and Albert Youngwerth,
            Heather Youngwerth, Lawrence Lynch, George Minow, Chris Minow,
            William Rivers, Ray Jenks (filed with Registration Statement on Form
            S-4/A on April 20, 1999 and incorporated herein by reference).

23.1*       Consent of BDO Seidman, LLP

------------
*        Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      eSoft, Inc.



Date:  December 13, 1999              By:      /s/ Jeffrey Finn
                                         --------------------------------------
                                      Name: Jeffrey Finn
                                      Title: President and Chief Executive
                                             Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION OF EXHIBITS
2.1         Amended and Restated Agreement and Plan Merger dated January 25,
            1999 between eSoft, Inc., eSoft Acquisition Corporation and Apexx
            Technology, Inc. (filed with Registration Statement on Form S-4/A on
            April 20, 1999 and incorporated herein by reference).

2.2         Form of Stockholders Agreement executed by Apexx Technology, Inc.
            stockholders in connection with the merger (filed with Registration
            Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

2.3         Form of Escrow Agreement executed by eSoft, Inc. Thomas
            Loutzenheiser and The Trust Company of The Bank of Montreal (filed with Registration Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

2.5         Employment Agreement by and between eSoft, Inc. and Thomas
            Loutzenheiser (filed with Registration Statement on Form S-4/A on
            April 20, 1999 and incorporated herein by reference).

9.1         Voting Agreement by and between eSoft, Inc and Tom Loutzenheiser,
            Gayl Loutzenheiser and David Dahms (filed with Registration
            Statement on Form S-4/A on April 20, 1999 and incorporated herein by reference).

9.2         Voting Agreement by and between eSoft, Inc and Albert Youngwerth,
            Heather Youngwerth, Lawrence Lynch, George Minow, Chris Minow,
            William Rivers, Ray Jenks (filed with Registration Statement on Form
            S-4/A on April 20, 1999 and incorporated herein by reference).

23.1*       Consent of BDO Seidman, LLP

-----------
*        Filed herewith